UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Commission File Number	Name of Registrant, Address of Principal Executive Offices and Telephone Number	State of Incorporation	IRS Employer Identification No.
1-16681	Spire Inc. 700 Market Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock $1.00 par value	SR	New York Stock Exchange LLC
6.375% Junior Subordinated Notes due 2086	SRJN	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 26, 2026, Spire Inc. (“Spire” or the “Company”) entered into a Delayed Draw Term Loan Agreement (the “DDTL Agreement”) with Bank of Montreal, as administrative agent (the “Administrative Agent”), BMO Capital Markets Corp., Mizuho Bank, Ltd., TD Securities (USA) LLC and U.S. Bank National Association, as joint lead arrangers, joint bookrunners and co-syndication agents, Regions Bank and Wells Fargo Bank, National Association, as co-documentation agents, Bank of America, N.A., as senior managing agent, Royal Bank of Canada, as managing agent, and the banks party thereto (collectively, the “Banks”). The DDTL Agreement provides for an aggregate $800,000,000 of delayed draw senior unsecured term loan commitments, consisting of (i) a delayed draw term loan tranche A facility in an aggregate principal amount of up to $600,000,000 (the “Tranche A Facility”) and (ii) a delayed draw term loan tranche B facility in an aggregate principal amount of up to $200,000,000 (the “Tranche B Facility” and, together with the Tranche A Facility, the “Facilities”). On March 26, 2026, the Company notified the Administrative Agent that on March 31, 2026, it will borrow $600,000,000 under the Tranche A Facility and $200,000,000 under the Tranche B Facility, for an aggregate borrowing of $800,000,000. All capitalized terms used in this Item 1.01 but not defined herein shall have the meaning given to them in the DDTL Agreement.

The proceeds of the Tranche A Facility, together with cash on hand and in lieu of or in combination with Capital Markets Proceeds, will be used to (a) finance the acquisition by the Company, directly or through subsidiaries or affiliates, of the operations of Piedmont Natural Gas Company, Inc. (“Piedmont”) in the Nashville, Tennessee area, (the "Specified Acquisition") pursuant to the Asset Purchase Agreement, dated as of July 27, 2025, between the Company and Piedmont (the “Asset Purchase Agreement”) and (b) pay fees, commissions and expenses in connection with the transactions contemplated by the DDTL Agreement. The outstanding Delayed Draw Term Loan Tranche A Loans are subject to mandatory prepayment, without premium or penalty and on a ratable basis among the Banks, upon (i) the receipt by the Company or its subsidiaries of net cash proceeds from asset sales or other dispositions of property outside the ordinary course of business in excess of $50,000,000 (subject to certain exceptions), (ii) any decrease in the cash consideration payable in respect of the Specified Acquisition, or (iii) the receipt by the Company or its subsidiaries of any Capital Markets Proceeds. The proceeds of the Tranche B Facility will be used for general corporate purposes.

Loans under the DDTL Agreement bear interest, at the Company’s option, at a rate per annum equal to (a) for SOFR Loans, the Adjusted Term SOFR plus 0.85% or (b) for Base Rate Loans, the Adjusted Base Rate. The DDTL Agreement provides for a ticking fee equal to 0.225% per annum on the aggregate average daily unused commitments under the Facilities, accruing from the date which is 90 days after the Effective Date of the DDTL Agreement until the earlier of (A) the funding of the loans thereunder and (B) the applicable commitment termination date. Because the Facilities were fully drawn prior to the date that is 90 days after the Effective Date, no ticking fees will be payable under the DDTL Agreement. The Company has elected for all tranches to bear interest initially at a rate per annum equal to Adjusted Term SOFR, with an interest period of one month, plus 0.85%.

All loans outstanding under the DDTL Agreement, together with accrued and unpaid interest, fees and other amounts, will mature on the Final Maturity Date, which is the earlier of (a) the end of the Availability Period and (b) the day that is 364 days after the funding of the Delayed Draw Term Loans. Because the Facilities are fully funded on March 31, 2026, as requested by the Company, the Final Maturity Date will be March 30, 2027.

The DDTL Agreement contains customary representations and warranties, affirmative covenants (including financial reporting requirements) and negative covenants (including limitations on liens, mergers, dispositions and investments). The DDTL Agreement requires the Company to maintain, at the end of each fiscal quarter commencing with the first fiscal quarter end date occurring after the funding date, a Consolidated Capitalization Ratio of not more than 70%.

The DDTL Agreement also contains customary events of default, including, among others, failure to pay principal or interest when due, breach of representations and warranties, failure to comply with covenants, cross-default to other indebtedness in excess of $75,000,000, certain bankruptcy and insolvency events, ERISA events, and change of control events. Upon the occurrence of an event of default, the Administrative Agent may, with the consent of the Required Banks, or shall, upon the request of the Required Banks, accelerate the loans and terminate the commitments under the DDTL Agreement.

In connection with the entry into the DDTL Agreement, the Delayed Draw Term Loan Agreement, dated as of August 22, 2025, among the Company, the banks from time to time party thereto and Bank of Montreal, as administrative agent, was terminated and all amounts owed thereunder were paid in full, as a condition precedent to the effectiveness of the DDTL Agreement.

The foregoing description of the DDTL Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the DDTL Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 29, 2025, Spire entered into an Asset Purchase Agreement with Piedmont, a wholly owned subsidiary of Duke Energy Corporation (“Duke Energy”), dated as of July 27, 2025. Subject to the terms and conditions set forth therein, Piedmont agreed to sell its Tennessee natural gas local distribution company business to Spire (the “Transaction”). Following the execution of the Asset Purchase Agreement, Spire assigned the Asset Purchase Agreement to its wholly owned subsidiary, Spire Tennessee Inc. (“Spire Tennessee”) on August 7, 2025.

On March 31, 2026, and pursuant to the Asset Purchase Agreement, Spire completed the Transaction for $2.48 billion in cash, subject to customary purchase price adjustments as set forth in the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a copy of which was filed as Exhibit 10.47 to Spire’s Form 10-K for the annual period ended September 30, 2025, filed on November 14, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Master Note Purchase Agreement

On March 31, 2026, Spire Tennessee completed the issuance and sale of an aggregate $825,000,000 principal amount of its Series 2026 Senior Notes in five tranches (collectively, the “Senior Notes”) pursuant to the Master Note Purchase Agreement, dated as of December 17, 2025 (the “MNPA”), with the institutional investors listed in the Purchaser Schedule thereto (the “Purchasers”), as previously disclosed in Spire’s Current Report on Form 8-K filed with the SEC on December 17, 2025 (the “Original Form 8-K”).

The Senior Notes consist of:

$130,000,000 aggregate principal amount of 4.59% Series 2026 Senior Notes, Tranche A, due April 1, 2029;

$160,000,000 aggregate principal amount of 4.77% Series 2026 Senior Notes, Tranche B, due April 1, 2031;

$105,000,000 aggregate principal amount of 5.01% Series 2026 Senior Notes, Tranche C, due April 1, 2033;

$250,000,000 aggregate principal amount of 5.29% Series 2026 Senior Notes, Tranche D, due April 1, 2036; and

$180,000,000 aggregate principal amount of 5.44% Series 2026 Senior Notes, Tranche E, due April 1, 2038.

The issuance and sale of the Senior Notes was consummated following the satisfaction of the Acquisition Condition (as defined in the MNPA), which required the closing of the acquisition of the operations of Piedmont Natural Gas Tennessee in the Nashville, Tennessee area by Spire Inc. through Spire Tennessee. The Acquisition Condition was satisfied on March 31, 2026, and the Tennessee Public Utility Commission issued its orders authorizing the acquisition and the issuance of the Senior Notes on March 31, 2026.

The Senior Notes were issued at par in a private placement exempt from registration under the Securities Act of 1933, as amended. The Senior Notes are senior unsecured obligations of Spire Tennessee, ranking equal in right of payment with all other senior unsecured indebtedness of Spire Tennessee. Spire Tennessee is using the net proceeds from the sale of the Senior Notes to refinance existing debt and for general corporate purposes.

The terms and conditions of the Senior Notes are governed by the MNPA. The MNPA contains customary affirmative and negative covenants, representations and warranties, and events of default applicable to Spire Tennessee. The foregoing description of the MNPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MNPA, a copy of which was filed as Exhibit 4.1 in the Original Form 8-K.

Delayed Draw Term Loan Agreement

The information set forth above under Item 1.01 is incorporated herein by reference.

On March 26, 2026, Spire entered into the DDTL Agreement and notified the Administrative Agent that on March 31, 2026, it will borrow $600,000,000 under the Tranche A Facility and $200,000,000 under the Tranche B Facility, each as described in Item 1.01 above. The obligations of Spire under the DDTL Agreement, including the obligation to repay the $800,000,000 aggregate principal amount of delayed draw term loans outstanding, together with accrued interest, fees and other amounts, constitute direct financial obligations of the Company. Loans under the Facilities are senior unsecured obligations of the Company.

Item 7.01 Regulation FD Disclosure.

On March 31, 2026, Spire issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Spire under the Securities Act or the Exchange Act.

Forward-Looking Information

This document contains “forward looking statements” that are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as, but not limited to: “estimates,” “expects,” “projects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” “may,” “likely,” “would,” “should,” “anticipated,” and similar expressions.

Actual outcomes or results could differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including but not limited to, Spire being unable to achieve the anticipated benefits of the Transaction; the acquired assets not performing as expected; Spire assuming unexpected risks, liabilities and obligations of the acquired assets; significant transaction costs associated with the Transaction; the risk that disruptions from the Transaction will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Transaction; and other factors relating to the operations and financial performance discussed in Spire’s filings with the SEC.

Although the forward-looking statements contained in this document are based on estimates and assumptions that management believes are reasonable, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in Spire’s Annual Report on Form 10-K for the year ended September 30, 2025 and in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Spire cannot guarantee that the future results reflected in or implied by any such forward-looking statement will be realized or, even if substantially realized, will have the forecasted or expected consequences and effects for or on Spire’s operations or financial performance. Such forward-looking statements are made based on information available as of the date of this document, and Spire undertakes no obligation to revise or update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws.

Item 9.01 Financial Statements and Exhibits.

(b) Exhibits:

Exhibit No.	Description
10.1

Delayed Draw Term Loan Agreement, dated as of March 26, 2026, with Bank of Montreal, as administrative agent, BMO Capital Markets Corp., Mizuho Bank, Ltd., TD Securities (USA) LLC and U.S. Bank National Association, as joint lead arrangers, joint bookrunners and co-syndication agents, Regions Bank and Wells Fargo Bank, National Association, as co-documentation agents, Bank of America, N.A., as senior managing agent, Royal Bank of Canada, as managing agent, and the banks party thereto.

99.1	Press Release, dated March 31, 2026, issued by Spire Inc.
104	Cover Page Interactive Data File (formatted in Inline XBRL and included in the Interactive Data Files submitted under Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spire Inc.
Date:	March 31, 2026	By:	/s/ Adam Woodard
Adam Woodard Executive Vice President and Chief Financial Officer